UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21253

The Pennsylvania Avenue Funds

 (Exact Name of Registrant as Specified in Charter)

4201 Massachusetts Ave NW

Washington, DC 20016

 (Address of Principal Executive Offices)

Thomas Kirchner

4201 Massachusetts Ave NW

Washington, DC 20016

 (Name and Address of Agent for Service)

Registrant's telephone number, including area code: (202) 364-8395

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Pennsylvania Avenue Event-Driven Fund
A Series Of The Pennsylvania Avenue Funds

Annual Report

For the year ended December 31, 2007

PENNSYLVANIA AVENUE
EVENT-DRIVEN FUND

Investor Class Shares (Symbol: PAEDX)

Adviser Class Shares

The Pennsylvania Avenue Funds
P.O. Box 9543
Washington, DC 20016
1 (888) 642 6393
www.PAFunds.com

Annual Report
December 31, 2007

Manager's Letter

February 2008

Dear Shareholder,

Credit conditions began to deteriorate in the first half of the year. The fund continued to deploy the vast majority of its assets in merger arbitrage. During the second half of the year, the deteriorating credit markets began to take their toll on mergers. As the vast majority of merger transactions involved leverage in one form or another, a record number of mergers began to collapse in the second half of the year. I sought to reduce exposure to pure cash mergers by investing in stock-for-stock mergers, which are less susceptible to the financing environment. The Fund had not been involved in stock-for-stock mergers over the last few years due to low anticipated returns.  Whereas the fund is long only in cash mergers, it holds a long position in the target firm and a simultaneous short position in the acquirer in stock-for-stock mergers. Although the fund had over 9% of its assets in long/short mergers at the end of the year, this turned out to be insufficient to cushion the Fund against the deterioration of the credit climate that affected primarily cash mergers. Although we avoided some of the worst failed mergers (Sallie Mae, Harman, United Rentals, Radian), the fund still suffered from a number of problematic transactions (Genesco, PHH, ABX Air) and also from the widening of merger spreads, which generated unrealized losses. In addition to the well-publicized collapsed of large buyouts, many smaller transactions also suffered widening spreads as the general merger environment weakened (Image Entertainment). I anticipate that we will increase our exposure to stock-for-stock mergers because more strategic buyers will buy firms in the future than over the last few years.

The Pennsylvania Avenue Event-Driven Fund has shown flat performance for its Investor Class Shares during 2007, whereas the S&P Index total return, including dividends, was 5.49% over the same period. The Fund did not employ leverage during the period.

For the first time, we engaged in capital structure arbitrage, to date only in one position. The rationale behind this transaction is that the two share classes issued by the company invest in trade at a spread that is wider than is justified by their different attributes. By shorting the more expensive class and purchasing the cheaper class, the Fund will benefit if the spread narrows. Conversely, a widening of the spread will produce a loss.

The chart below shows the allocation of assets on December 31st by investment strategy:

As a result of the widening in merger arbitrage spreads, the fund had significant unrealized losses at the end of the year. Under IRS rules for mutual funds, nevertheless we had to distribute the realized gains of the fund, which led to a large distribution that is disproportionate to the performance of the NAV. In addition, redemptions intensified toward the end of the year, so that the remaining shareholders bore the brunt of the taxable distribution. Unfortunately, shareholders had to experience one of the unfavorable effects of mutual fund taxation.

In addition to a larger portion of stock-for-stock mergers in our portfolio, the Fund may increase its investment in distressed securities. Over the last few years, the lack of opportunities and relative attractiveness of merger arbitrage meant that the Fund has held only few distressed securities. The change in the credit climate should bring about more opportunities in this field in the near future.

I thank all investors for their continued investment in the Fund.

Yours sincerely,

Thomas Kirchner

Please remember that the information contained in this letter is intended for shareholders of the Pennsylvania Avenue Funds. Opinions expressed by the Portfolio Manager should not be construed as statements of facts, and do not necessarily reflect the opinion of all trustees and officers. As the investment environment changes, so could the opinions of the Portfolio Manager. Nothing herein constitutes investment advice.

Period	Investor Class	Adviser Class (*)	S&P 500
One year through December 31, 2007	(0.03)%	(5.52)%	5.49%
Three years through December 31, 2007 (**)	7.72%	5.65%	8.62%
Since inception (**)	12.89%	11.24%	10.91%

(*) Adviser Class returns reflect 5% sales load.
(**) Annualized

Past performance does not predict future performance. The graph and table do not reflect the deduction of taxes that you would pay on fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The total return of the S&P 500 Total Return Index assumes daily reinvestment of dividends. Because no assets were allocatable to the Adviser Class during the year, Adviser Class returns are derived from Investor Class returns and adjusted by the difference in expenses.

	Pennsylvania Avenue Event-Driven Fund
	Schedule of Investments
	December 31, 2007

Shares		Value

COMMON STOCKS - 96.13%

Business Services - 4.92%
7,501	Computer Task Group, Inc. *	$ 41,481
3,976	Infousa, Inc.	35,506
4,000	Ipass, Inc. *	16,240
31,447	Verticalnet, Inc. *	79,246
		172,473
Chemical & Allied Products - 6.54%
8,700	Bradley Pharmaceuticals, Inc. *	171,390
33,000	Inyx, Inc.	396
600,000	MZT Holdings, Inc. *	57,360
		229,146
Communications - 9.63%
30,000	3Com Corp. *	135,600
3,000	Clear Channel Communications, Inc.	103,560
80,000	Covad Communications Group, Inc. *	68,800
2,500	Warwick Valley Telephone Co.	29,600
		337,560
Electric, Gas & Sanitary Services - 10.33%
40,000	Aquila, Inc. *	149,200
1,700	Northwestern Corp.	50,150
19,720	Pinnacle Gas Resources, Inc. *	90,318
6,172	US Bioenergy Corp. *	72,274
		361,942
Electronic & Other Electric Equipment - 9.06%
4,000	Bel Fuse, Inc. Class B	117,080
2,000	Cherokee International Corp. *	4,080
65,000	Computer Horizons Corp.	43,550
21	Mirant Corp. *	819
2,000	Navteq Corp. *	151,200
28,991	Three-Five Systems, Inc. *	870
		317,599
Finance, Insurance & Real Estate - 14.22%
1,363	American Community Properties Trust	26,579
1,000	Argo Group International Holdings * (Bermuda)	42,130
3,418	Cardinal State Bank *	52,774
4,795	Carolina National Corp. *	84,872
4,302	Cowlitz Bancorp *	50,333
817	Massbank Corp.	29,755
2,000	PDS Financial Corp.	2,000
3,155	PHH Corp. *	55,654
2,000	SCPIE Holdings, Inc. *	54,940
700	Sobieski Bancorp, Inc. *	770
30,060	Wilshire Enterprise, Inc. *	98,296
		498,103
Manufacturing - 9.73%
6,000	E-Z-Em, Inc.*	124,380
5,000	Gencorp, Inc. *	58,300
6,000	Goodman Global, Inc. *	147,240
3,500	Intertape Polymer Group, Inc. (Canada) *	10,990
		340,910
Mining - 3.10%
4,000	Primewest Energy Trust (Canada)	108,560

Printing & Publishing - 2.48%
9,000	CCA Industries, Inc.	87,030

Retail Trade - 7.58%
5,000	Genesco, Inc. *	189,000
900	Pep Boys-Manny, Moe & Jack	10,332
100	Redenvelope, Inc. *	463
10,000	Restoration Hardware, Inc. *	65,700
		265,495
Services - 13.72%
6,700	Cagles, Inc. Class A	55,254
20,000	Captaris, Inc. *	86,400
7,000	CKX, Inc. *	84,000
500	Harrah Entertainment, Inc.	44,375
35,003	Image Entertainment, Inc. *	128,461
1,000	Mac-Gray Corp. *	11,260
1,500	Meadow Valley Corp. *	19,095
10,600	Trans World Entertainment Corp. *	51,940
		480,785
Transportation By Air - 4.82%
5,000	ABX Air, Inc. *	20,900
10,000	Midwest Air Group, Inc. *	148,000
		168,900

TOTAL FOR COMMON STOCKS (Cost $3,698,594) - 96.13%		$ 3,368,503

CORPORATE BONDS - 5.03%
200,000	Beazer Homes USA 6.875% 07/15/2015	143,874
35,000	Federal Mogul 8.8% 04/15/2007	28,459
3,928	United Airlines 7.811% 10/01/2009	3,790

TOTAL FOR CORPORATE BONDS (Cost $162,476) - 5.03%		$ 176,123

ESCROWED RIGHTS - 0.17%
20,000	Mirant Corp Escrow	-
6,000	North Atlanta National BK Escrow	6,126
2,100	Pearson Plc. Escrow	-
200	Petrolcorp, Inc. Escrow	-
50,000	Winn Dixie Stores, Inc. Escrow	-

TOTAL FOR ESCROWED RIGHTS (Cost $0.00) - 0.17%		$ 6,126

PREFERRED STOCK - 1.59%
3,971	National Healthcare Class A	55,594

TOTAL FOR PREFERRED STOCK (Cost $0) - 1.59%		$ 55,594

CALL OPTIONS - 0.94%

Underlying Security
Expiration Date/Exercise Price

Shares Subject
to Call
	Genesco, Inc.
2,000	March 2008 Call @ 30.00	$ 17,200

	Midwest Air Group Inc.
6,000	January 2008 Call @ 12.50	15,704

	Total (Premiums Paid $26,812) - 0.94%	$ 32,904

SHORT TERM INVESTMENTS - 1.77%
62,111	Huntington Money Market Fund IV (Cost $62,111) 3.74% ** +	62,111

TOTAL INVESTMENTS (Cost $3,949,993) - 105.63%		$ 3,701,361

LIABILITIES IN EXCESS OF OTHER ASSETS - (5.63)%		(197,375)

NET ASSETS - 100.00%		$ 3,503,986

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at December 31, 2007.
+ Pledged as collateral for securities sold short
The accompanying notes are an integral part of these financial statements.

Pennsylvania Avenue Event-Driven Fund
Schedule of Securities Sold Short
December 31, 2007

Shares		Value
2,000	Bel Fuse, Inc. Class A	$ 68,000
4,927	First National Bancshares, Inc.	64,741
11,414	Quest Resources Corp.	81,838
5,000	Verasun Energy Corp.	76,400
2,000	Yadkin Valley Financial Corp.	30,540

	Total Securities Sold Short (Proceeds - $298,906)	$ 321,519

The accompanying notes are an integral part of these financial statements.

Pennsylvania Avenue Event-Driven Fund
Statement of Assets and Liabilities
December 31, 2007

Assets:
Investments in Securities, at Value (Cost $3,949,993)	$ 3,701,361
Deposit with broker for securities sold short	352,223
Receivables:
Securities Sold	33,710
Dividends and Interest	10,390
Prepaid Expenses	12,187
Total Assets	4,109,871
Liabilities:
Securities Sold Short, at Value (proceeds $298,906)	321,519
Due to custodian	1,518
Payables:
Securities Purchased	187,111
Shareholder Distributions	71,640
Accrued Distribution Fees	9,541
Other Accrued Expenses	14,556
Total Liabilities	605,885
Net Assets	$ 3,503,986

Net Assets Consist of:
Paid In Capital	$ 3,775,235
Unrealized Depreciation in Value of Investments, Options and Securities Sold Short	(271,249)
Net Assets, for 281,944 Shares Outstanding	$ 3,503,986

Net Asset Value Per Share	$ 12.43

The accompanying notes are an integral part of these financial statements.

Pennsylvania Avenue Event-Driven Fund
Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends (a)	$ 36,257
Interest	45,217
Total Investment Income	81,474

Expenses:
Advisory Fees (Note 3)	39,549
Transfer Agent Fees	5,474
Distribution Fees	8,673
Registration Fees	10,650
Audit Fees	10,000
Miscellaneous Fees	2,740
Custodial Fees	3,814
Printing and Mailing Fees	735
Insurance Fees	654
Interest Expense	171
Total Expenses	82,460
Fees Waived and Reimbursed by the Advisor (Note 3)	(23,499)
Net Expenses	58,961

Net Investment Income	22,513

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on:
Investments	152,097
Securities Sold Short	(2,938)
Options	(32)
Realized Gain on Investments, Securities Sold Short and Options	149,127

Net Change in Unrealized Appreciation on:
Investments	(303,306)
Securities Sold Short	(22,613)
Options	6,092
Net Change in Unrealized Appreciation on Investments, Securities Sold
Short and Options	(319,827)
Realized and Unrealized Gain (Loss) on Investments	(170,700)

Net Decrease in Net Assets Resulting from Operations	$ (148,187)

(a) Dividend income is net of $20,000 of return of capital distribution received from portfolio company and $223 of foreign taxes withheld.

The accompanying notes are an integral part of these financial statements.

Pennsylvania Avenue Event-Driven Fund
Statements of Changes in Net Assets

	For the Years
	Ended
	12/31/2007	12/31/2006
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 22,513	$ 8,943
Realized Gain on Investments, Securities Sold Short and Options	149,127	145,188
Change in Unrealized Appreciation on Investments,
Options and Securities Sold Short	(319,827)	(13,359)
Net Increase (Decrease) in Net Assets Resulting from Operations	(148,187)	140,772

Distributions to Shareholders:
Net Investment Income	(22,513)	0
Realized Gains	(149,128)	(154,089)
Return of Capital	(35,899)	0
Total Distributions to Shareholders	(207,540)	154,089

Capital Share Transactions (Note 5)	2,073,373	1,138,071

Total Increase in Net Assets	1,717,646	1,124,754

Net Assets:
Beginning of Period	1,786,340	661,586

End of Period (Including Undistributed Net Investment Income of $0
and $0, respectively)	$ 3,503,986	$ 1,786,340

The accompanying notes are an integral part of these financial statements.

Pennsylvania Avenue Event-Driven Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

					Period *
	For the Years Ended				Ended
	12/31/2007	12/31/2006	12/31/2005	12/31/2004	12/31/2003

Net Asset Value, at Beginning of Period	$ 13.20	$ 12.98	$ 12.01	$ 10.54	$ 10.49

Income From Investment Operations:
Net Investment Income (Loss) **	0.15	0.10	(0.06)	(0.04)	0.00
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.15)	1.36	1.55	2.87	0.40
Total from Investment Operations	0.00	1.46	1.49	2.83	0.40

Distributions:
Net Investment Income	(0.08)	0.00	0.00	0.00	0.00
Realized Gains	(0.55)	(1.24)	(0.46)	(1.26)	(0.35)
Return of Capital	(0.14)	0.00	(0.06)	(0.10)	0.00
Total from Distributions	(0.77)	(1.24)	(0.52)	(1.36)	(0.35)

Net Asset Value, at End of Period	$ 12.43	$ 13.20	$ 12.98	$ 12.01	$ 10.54

Total Return ***	(0.03)%	11.23%	12.43%	26.85%	3.84%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 3,503	$ 1,786	$ 662	$ 376	$ 107
Before Waivers
Ratio of Expenses to Average Net Assets
Excluding Interest on Securities Sold Short	2.09%	2.84%	5.09%	9.08%	7.55%
Including Interest on Securities Sold Short	2.10%	2.84%	5.09%	9.08%	7.55%
After Waivers
Ratio of Expenses to Average Net Assets
Excluding Interest on Securities Sold Short	1.50%	1.50%	1.50%	1.50%	1.50%
Including Interest on Securities Sold Short	1.50%	1.50%	1.50%	1.50%	1.50%

Ratio of Net Investment Income (Loss) to Average Net Assets	0.57%	0.63%	(0.44)%	(0.55)%	0.21%
Portfolio Turnover	249.36%	169.02%	144.46%	177.06%	31.51%

* For the period from November 21, 2003 (effective registration date) to December 31, 2003.
** Per share net investment income has been determined on the basis of average shares outstanding during the period.
*** Assumes reinvestment of dividends.
The accompanying notes are an integral part of these financial statements.

PENNSYLVANIA AVENUE EVENT-DRIVEN FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2007

Note 1. Organization

Pennsylvania Avenue Event-Driven Fund, a Series of The Pennsylvania Avenue Funds (the “Fund”) is a non-diversified regulated investment company and was organized as a Delaware business trust on September 19, 2002. The Pennsylvania Avenue Funds (“The Trust”) is permitted to offer separate portfolios and different classes of shares. The Trust currently offers two classes of shares. The Trust is authorized to issue an unlimited number of shares of beneficial interest. The Fund’s investment objective is to seek capital growth by engaging in investment strategies related to corporate events, such as mergers, reorganizations, bankruptcies or proxy fights. It intends to invest in securities of companies of any size and uses derivatives both as a substitute for investing in underlying securities, as well as for hedging purposes. The investment strategies employed by the Fund contain a higher degree of risk than a balanced investment program and this may not be appropriate for investors who are risk averse. From inception through December 31, 2007, only Investor Class Shares have been offered. No transactions in Adviser Class Shares have occurred, and no assets or liabilities are allocable to Adviser Class Shares.

Note 2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Security Valuation- Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over the counter market are generally valued by the pricing service at its last bid price except for short positions, for which the last quoted price is used. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees. The Board has adopted guidelines for the good faith pricing, and has delegated the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilized electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when the prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value, except when such a security is in default.

Short Sales  The Fund may sell a security it does not own in anticipation of a decline in fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or loss, unlimited in size, will be recognized upon the termination of a short sale.

Option Writing - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Share Valuation- The price (net asset value) of the shares of the Fund is normally determined as of 4:00 p.m., Eastern time on each day the Fund is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Fund is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Security Transaction Timing- Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends are provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Income Taxes- The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

PENNSYLVANIA AVENUE EVENT-DRIVEN FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2007 (CONTINUED)

Note 2. Summary of Significant Accounting Policies (continued)

Distributions to Shareholders-   The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date. See Note 7.

Use of Estimates- The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from these estimates.

Note 3. Investment Management Agreement

The Fund has an agreement with Pennsylvania Avenue Advisers LLC (“the Advisor”), with whom certain officers and trustees of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of the advisory agreement, the Fund will pay the Advisor a monthly fee based on the Fund’s average daily net assets at the annual rate of 1.00% of the Fund’s first $10,000,000 of net assets and 0.90% of the net assets exceeding $10,000,000. A total fee of $39,549 accrued to the Advisor during the year ended December 31, 2007.

Under the terms of the agreement if the aggregate expenses of the Fund are equal to or greater than 1.50% and 1.75% of the Fund’s net assets for the Investor Class and the Adviser Class, respectively, the Adviser will reimburse the Fund for these expenses. During the period, the Advisor reimbursed the Fund and paid expenses on behalf of the Fund totaling $23,499.

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1. Under the Investor Class Plan, up to 0.25% of average daily net assets attributable to Investor Class Shares can be used to pay for distribution expenses. Under this plan, $8,673 were accrued during the period. No expenses related to the Adviser Class plan of distribution, which permits the use of up to 0.50% of average daily net assets attributable to Adviser Class Shares, accrued during the year as no assets were allocated to that class.

Note 4. Related Party Transactions

Thomas Kirchner is a control person of the Adviser. Thomas Kirchner also serves as a trustee and officer of the Trust. Thomas Kirchner receives benefits from the Adviser resulting from management fees paid to the Adviser by the Fund.

Note 5. Capital Share Transactions

The Fund is authorized to issue an unlimited number of shares no par value of separate series.  The total paid-in capital as of December 31, 2007 was $3,775,235.  Transactions in capital were as follows:

	For the year ended 12/31/07		For the year ended 12/31/06

	Shares	Amount	Shares	Amount
Shares sold	285,772	$3,943,051	78,610	$1,064,408
Shares reinvested	10,933	135,900	10,871	143,609
Shares redeemed	(150,097)	(2,005,578)	(5,097)	(69,946)
	146,608	$2,073,373	84,384	$1,138,071

Note 6. Investment Transactions

For the year ended December 31, 2007, purchases and sales of investment securities excluding options, transactions on securities sold short and short-term investments, aggregated $9,494,141 and $7,484,205 respectively.  Purchases and sales of securities sold short aggregated $58,158 and $354,089, respectively.  Purchases and sales of options aggregated $28,712 and $12,922, respectively.

Note 7. Options

As of December 31, 2007 the Fund had purchased call options valued at $32,904.

Transactions in call and put options purchased during the year ended December 31, 2007 were as follows:

	Number of	Premiums
	Contracts	Paid
Options outstanding at December 31, 2006	-	$ -
Options purchased	95	38,266
Options exercised	-	-
Options expired	-	-
Options terminated in closing sell transaction	(15)	(11,454)
Options outstanding at December 31, 2007	80	$ 26,812

PENNSYLVANIA AVENUE EVENT-DRIVEN FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2007 (CONTINUED)

Transactions in call and put options written during the year ended December 31, 2007 were as follows:

	Number of	Premiums
	Contracts	Paid
Options outstanding at December 31, 2006	-	$ -
Options written	40	922
Options exercised	-	-
Options expired	(30)	(366)
Options terminated in closing purchase transaction	(10)	(556)
Options outstanding at December 31, 2007	0	$ 0

Note 8. Tax Matters

For Federal income tax purposes, the cost of investments owned at December 31, 2007 was $3,949,993 including options and short-term investments.  The proceeds on securities sold short was $298,906 for income tax purposes.

On December 31, 2007 a distribution of $0.083 per share was declared of investment income, a distribution of $0.4548 was declared of short term capital gains, a distribution of $0.0954 per share was declared of long term capital gains and a return of capital distribution of $0.1325 was declared.  The distribution was paid on December 31, 2007 to shareholders of record on December 28, 2007.

The tax character of the distribution paid was as follows:

Distributions paid from:
Net Investment Income	$22,513
Short term capital gain	123,260
Long term capital gain	25,868
Return of capital	35,899
$207,540

At December 31, 2007, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) including positions in securities sold short and options written was as follows:

Appreciation	Depreciation	Net Appreciation(Depreciation)
$175,855	($447,103)	($271,248)

As of December 31, 2007 the components of distributable earnings on a tax basis were as follows:

Undistributed long-term capital gain	$ 0
Unrealized appreciation	$(271,248)

Note 9.  New Accounting Pronouncements

The Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 - Accounting for Uncertainty in Income Taxes on July 1, 2007. FASB Interpretation No. 48 requires the tax effects of certain tax positions to be recognized.  These tax positions must meet a “more likely than not” standard that based on their technical merits, have a more than fifty percent likelihood of being sustained upon examination. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained.  Management of the Fund does not believe that any adjustments were necessary to the financial statements at adoption.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”).  FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements.  FAS 157 establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs).  FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which FAS 157 is initially applied.  Management is currently evaluating the application of FAS 157 to the Fund but does not believe that the adoption of FAS 157 will impact the amounts reported in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

 of the Pennsylvania Avenue Event-Driven Fund,

 a Series of The Pennsylvania Avenue Funds

We have audited the accompanying statement of assets and liabilities of the Pennsylvania Avenue Event-Driven Fund, a Series of The Pennsylvania Avenue Funds (the "Fund") including the schedule of investments and the schedule of securities sold short, as of December 31, 2007 and the related statement of operations for the year then ended,  the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the each of four years in the period then and the period from November 21, 2003 (effective registration date) to December 31, 2003.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Pennsylvania Avenue Event-Driven Fund, a Series of The Pennsylvania Avenue Funds as of December 31, 2007, the results of its operations, the changes in its net assets and the financial highlights, for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

February 28, 2008

Expense Example

We believe that it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

The table on the next page illustrates the Fund's costs in two ways:

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If you invest directly in the Fund through an IRA account, the Fund's IRA custodian charges an annual fee of $8. This fee is not reflected in the table below. Therefore, your expenses would increase by this amount, and your ending account value would decrease by the same amount. You should check with your tax adviser if you can deduct this fee from your taxable income.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If you invest directly in the Fund through an IRA account, the Fund's IRA custodian charges an annual fee of $8. This fee is not reflected in the table below. The effect of this additional fee would increase your expenses by this amount, and your ending account value would decrease by the same amount.

Expense Example (continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Pennsylvania Avenue Event-Driven Fund, Investor Class Shares

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period * July 1 to December 31, 2007
Actual	$1,000.00	$999.70	$7.56
Hypothetical (5% return before expenses)	$1,000.00	$1,017.64	$7.63

* Expenses are equal to the Fund’s Investor Class annualized expense ratio of 1.50% (after expense reimbursement), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pennsylvania Avenue Event-Driven Fund, Adviser Class Shares

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period * July 1 to December 31 , 2007
Actual	$1,000.00	$997.20	$8.81
Hypothetical (5% return before expenses)	$1,000.00	$1,016.38	$8.89

* Expenses are equal to the Fund’s annualized Adviser Class expense ratio of 1.75% (after expense reimbursement), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Additional Information

Availability of Quarterly Filings of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling toll-free 1 (888) 642-6393; (ii) on the Fund’s website at http://www.PAFunds.com; and (iii) on the Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2007 is available (i) without charge, upon request, by calling toll-free 1 (888) 642-6393; or on or through the Fund’s website at http://www.PAFunds.com; and (ii) on the Commission’s website at http://www.sec.gov.

Board of Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees.  Information pertaining to the Trustees of the Fund is set forth below.  The SAI includes additional information about the Fund's Trustees, and is available without charge, by calling 1-888-642-6393.  Each Trustee may be contacted by writing to the trustee c/o Pennsylvania Avenue Funds, c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147.

In light of the low asset base of the Fund, the Trustees decided to forego their compensation for board meetings attended until such time that the Board decides to re-enact this arrangement. As a result, no payments were made to Trustees in the period through December 31, 2007.

On December 8, 2007, the Board of Trustees voted to renew the advisory contract with Pennsylvania Avenue Advisers LLC for one year by the unanimous vote of the non-interested Trustees. In taking this decision, the Trustees  considered:

• the return of the Fund, both on absolute terms and in comparison to mutual funds with similar objectives, which was achieved through the advice and portfolio management service provided by the Advisor. The board considered short-term and long-term performance;

• the willingness of the Advisor to continue to limit the expense ratio of the Fund to 1.50% of average daily net assets by waiving fees and paying expenses on behalf of the Fund;

• the small size of the Fund and the likelihood that another adviser may be interested in managing the Fund; and

• management fees charged for advisory services to other mutual funds with similar investment objectives, which are higher in the peer group considered by the Trustees.

Name and Address	Position	Since	Principal Occupation During The Past Five Years	Other Directorships Held By Trustee
Thomas Kirchner, CFA* 4201 Massachusetts Avenue NW Washington, DC 20016 Age: 39	President	2002	Financial Engineer, Fannie Mae (1999 - 2004); Bond Trader and Financial Engineer, Banque Nationale de Paris S.A.(1996-1999).	FalconTarget Inc.
Richard Holly, CFA 3601 Connecticut Ave NW Washington, DC 20008 Age: 42	Trustee	2003

Principal, Tatum LLC (since 2007); Assistant Ready Mix Controller, (2006-2007) and Senior Financial Analyst, Lafarge North America (2003-2006); Consultant, Account-emps (2002 - 2003); Controller, Engelhard-Clal (1998-2002).

				None
Sherry Russell 9111 Wire Avenue Silver Spring, MD 20901 Age: 36	Trustee	2006	Independent Financial Consultant (2005-Present); Senior Loan Officer, Nationwide Home Mortgage (2003-2004); President, Naxos Technology Inc. (2001-2002);	None

*Thomas Kirchner, as an affiliated person of Pennsylvania Avenue Advisers LLC, the Fund's investment adviser, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

Board of Trustees

Thomas Kirchner

Richard Holly

Sherry Russell

Investment Adviser

Pennsylvania Avenue Advisers, LLC

P.O. Box 9543

Washington, DC 20016

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

Huntington Bank

Independent Registered Public Accounting Firm

Sanville & Company

This report is provided for the general information of the shareholders of the Pennsylvania Avenue Funds. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The registrant has adopted a Code of Ethics pursuant to the requirements of Sections 406 and 407 of the Sarbanes-Oxley Act of 2002 that covered the President throughout the period of this report. This Code of Ethics has been filed with the Commission previously. A copy of this Code of Ethics may be obtained from the Fund upon request without charge. During the year, no changes were made to the Code of Ethics.

Item 3. Audit Committee Financial Expert.

 The Fund is small and was incepted only recently. The current principal executive officer has prepared all financial documents issued by the Fund. The current Fund auditor is Michael Baranowsky of Sanville & Company, whose reports and communications indicate total satisfaction with the reports he has received. This is believed to be sufficient rational to preclude the need for an Audit Committee or an Audit Committee Financial Expert to monitor future Fund finances. Should the Fund exceed 10 million in total assets the need for an Audit Committee and an Audit Committee Financial Expert will be reassessed.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

Registrant

Ancora Securities

FY 2006

$   8,892

$ N/A

FY 2007

$ 10,000

$ N/A

(b)

Audit-Related Fees

Registrant

Adviser

FY 2006

$ N/A

$ N/A

FY 2007

$ N/A

$ N/A

(c)

Tax Fees

Registrant

Adviser

FY 2006

$ 4,200

$ N/A

FY 2007

$ 4,200

$ N/A

(d)

All Other Fees

Registrant

Adviser

FY 2006

$ N/A

$ N/A

FY 2007

$ N/A

$ N/A

Item 5.  Audit Committee of Listed Registrant

Not applicable.

Item 6. Schedule of Investments

A schedule of investments is included in the annual report filed herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) Thomas Kirchner is the president and portfolio manager of the Fund. He handles all financial matters of the Fund and has provided excellent internal control procedures to produce accuracy and safety in all financial matters involving Fund operations. He is also managing member and owner of the Investment Adviser, Pennsylvania Avenue Advisers LLC, that provides the functions of Transfer Agent and Administrator currently "pro bono" to the Fund. All securities are held by the Fund's custodian. Auditors have reviewed the Internal Control exercised by the Fund and found it to be satisfactory.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits.

(a) The certification pursuant to section 906 is attached as an exhibit hereto.

(b) The Code of Ethics is attached as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Pennsylvania Avenue Funds
By (Signature and Title)*	/s/ Thomas Kirchner	Thomas Kirchner, President

Date	March 10, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Thomas Kirchner	Thomas Kirchner, President

Date	March 10, 2008

* Print the name and title of each signing officer under his or her signature.